UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2007

QUOVADX, INC.

______________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-29273	85-0373486
______________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7600 E. Orchard Road, Suite 300S Greenwood Village, CO	80111
____________________________________________________	_________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 488-2019

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Investor Conference Call Transcript

On April 2, 2007, Quovadx management held a conference call with investors to discuss the March 30, 2007 sale of its CareScience division to Premier, Inc. and the April 1, 2007 entry into a definitive agreement with Battery Ventures to sell the remainder of Quovadx. The transcript of the investor conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and will be posted on Quovadx's website under the Investor Relations tab. The information contained in Exhibit 99.1 is incorporated herein by reference.

Forward-Looking Statements

The transcript contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the proposed merger and sale of the CareScience division, the likelihood and timing of the closing of the proposed merger, expected synergies and anticipated future financial and operating performance and results. Any statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance are not statements of historical facts and may be forward-looking.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include, for example, the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of Quovadx's stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; economic conditions; and other specific factors discussed in documents filed with the SEC by Quovadx.

Cautionary Statements

The transcript of the April 2, 2007 conference call has been included to provide investors with information provided during the call. Except to the extent that it includes answers to questions presented by the investors, the transcript is not intended to be a source of factual, business or operational information about the parties to the sale of the CareScience division or the merger agreement with Battery Ventures.

This report is being made in respect of a proposed merger transaction involving Quovadx, Battery Ventures' wholly-owned subsidiary, Quartzite Holdings, Inc., and Quartzite Holdings, Inc.'s wholly-owned subsidiary, Quartzite Acquisition Sub, Inc. In connection with the transaction, Quovadx will file with the SEC a proxy statement on Schedule 14A and other documents concerning the proposed transaction as soon as practicable. Before making any voting or investment decision, stockholders are urged to read these documents carefully and in their entirety when they become available because they will contain important information about the proposed transaction.

The final proxy statement will be mailed to Quovadx's stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC's Internet web site, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained for free at Quovadx's web site, www.quovadx.com, or by contacting Rebecca Winning, Vice President - Investor Relations, at telephone number (720) 554-1346.

Quovadx and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to the proposed transactions. Information regarding Quovadx's directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the proxy statement relating to the proposed transactions, when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Transcript of Investor Conference Call, held on April 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quovadx, Inc.

(Registrant)

By: /s/ Linda Wackwitz

Name: Linda Wackwitz

Title: Executive Vice President, Chief Legal Officer and Secretary

Dated: April 20, 2007

Exhibit Index

Exhibit No.

99.1 Transcript of Investor Conference Call, held on April 2, 2007